Dreyfus California Intermediate Municipal Bond Fund

Annual Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus California Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 5.55%,* and a tax-free distribution rate per share of 4.18%.**

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your funds fiscal period;
however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation, and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements have been more volatile.

   Municipal yields continue to be historically generous vis--vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998s volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that years total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   The California market continues to reap the rewards of a healthy economy and strong retail demand across the curve. Over the past six months the municipal market has not seen the volatility experienced by the taxable fixed income market. One major change that occurred in the municipal market was the shift in the spread relationship to Treasuries. In our last letter we noted that some higher-quality municipal issues were yielding nearly 100% of Treasuries; since that time the ratio has returned to near-historical levels, approximating 90%. The municipal market has settled into a trading range, indicating that the market is not overly concerned about inflation, but, conversely, there is no strong bias about the direction of interest rates. Within this framework, we looked to position paper across the curve. We added both discount bonds and some higher-yielding issues.

   Issues that were fully priced and commanding large premiums were sold to realize the appreciation, and proceeds were reinvested in paper that would more fully benefit potentially from any upward momentum in the market. The fund continues to hold a large position in income-producing paper, which we view as a core position. As measured within our Lipper peer group, the fund achieved a one-year total return of 5.55%, which compares favorably to the Lipper category average one-year return of 5.52%. Our high coupon positions, coupled with the timely selling of securities to lock in gains, were the main contributors to the funds above-average return over the period.

                                       Very truly yours,

                                       /s/Richard J. Moynihan


                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-California residents. Some income may be subject to the federal Alternat ve Minimum Tax (AMT) for certain shareholders.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

Dreyfus California Intermediate Municipal Bond Fund     March 31, 1999
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX

*Source: Lehman Brothers

Average Annual Total Returns
   One Year Ended          Five Years Ended          From Inception (4/20/92)
   March 31, 1999           March 31, 1999              to March 31, 1999
   --------------          ----------------          ------------------------
       5.55%                    6.07%                         6.65%

-------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus California Intermediate Municipal Bond Fund on 4/20/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/92 is used as the beginning value on 4/20/92. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in California municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Funds performance shown in the line graph takes into account fees and expenses. The Lehman Brothers 10-Year Municipal Bond Index is not limited to investments principally in California municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers 10-Year Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                                         March 31, 1999

                                                                                               Principal
Long-Term Municipal Investments--98.2%                                                           Amount            Value
-------------------------------------------------------------------------------               --------------      --------------
California--91.3%
ABAG Finance Authority, COP, Refunding (Episcopal Homes Foundation)
   5.25%, 7/1/2010.............................................................               $    3,500,000      $    3,640,035
Alameda Corridor Transportation Authority, Revenue
   5.125%, 10/1/2014...........................................................                    2,500,000           2,600,775
California Department of Water Resources, Water Systems Revenue (Central
Valley Project):
   5.90%, 12/1/2005............................................................                    1,175,000           1,316,917
   Refunding 5.125%, 12/1/2011.................................................                    2,000,000           2,119,640
California Educational Facilities Authority, Revenue:
   (Pooled College and University Project) 5.375%, 4/1/2013 (Insured; MBIA)....                    1,000,000           1,063,630
   (Stanford University) 5.25%, 12/1/2013......................................                    1,500,000           1,605,555
California Health Facilities Financing Authority, Revenue:
   (Casa De Las Campanas) 5%, 8/1/2006.........................................                    1,985,000           2,078,474
   (Downey Community Hospital) 5.625%, 5/15/2008...............................                    7,250,000           7,624,390
   (Marin General Hospital) 5.70%, 8/1/2003 (Insured; FSA).....................                    1,760,000           1,906,608
   Refunding (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA).........                    3,240,000           3,507,883
   Refunding (Saint Francis Memorial Hospital) 5.75%, 11/1/2003................                    1,130,000           1,231,169
   Refunding (Stanford Health Care) 5%, 11/15/2011 (Insured; AMBAC)............                    2,370,000           2,462,075
California Housing Finance Agency, Revenue (Home Mortgage) 5.80%, 8/1/2003.....                    1,000,000           1,047,110
California Public Works Board, LR:
   Refunding (California State Universty) 5.25%, 10/1/2006.....................                    3,000,000           3,243,960
   Refunding (Department of Corrections-Imperial County) 5.125%, 9/1/2009......                    4,000,000           4,277,160
   (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC)......................                    6,100,000           6,833,586
   (Various Community College Projects ):
     6%, 12/1/2008 (Insured; AMBAC) (Prerefunded 12/1/2002) (a)................                    3,975,000           4,386,134
     Refunding 4.60%, 10/1/2013................................................                    3,000,000           2,975,250
   (Various University of California Projects)
     5.90%, 12/1/2003 (Insured; AMBAC).........................................                    1,000,000           1,095,580
California Statewide Community Development Authority:
   Apartment Development Revenue, Refunding (Irvine Apartment Communities):
     5.05%, 5/15/2008..........................................................                    2,000,000           2,002,780
     5.10%, 5/15/2010..........................................................                    2,000,000           2,003,240
   COP, Revenue:
     (The Internext Group) 4.25%, 4/1/2005.....................................                    2,500,000           2,484,975
     Refunding (Huntington Memorial Hospital) 5.50%, 7/1/2010..................                    4,000,000           4,322,160
   LR, Refunding (Oakland Convention Centers Project) 6%, 10/1/2004 (Insured;
     AMBAC)....................................................................                    2,700,000           2,944,026
California, Veterans 5.40%, 12/1/2014..........................................                    5,000,000           5,132,200
Central Coast Water Authority, Revenue (State Water Project, Regional
  Facilities)
   5.15%, 10/1/2009 (Insured; AMBAC)...........................................                    6,300,000           6,747,048
Central Valley Financing Authority, Cogeneration Project Revenue, Refunding
   (Carson Ice) 5.25%, 7/1/2011 (Insured; MBIA)................................                    2,000,000           2,121,680
Escondido Joint Powers Financing Authority, LR, Refunding
   (California Center for the Arts) 5.90%, 9/1/2010 (Insured; AMBAC)...........                    3,440,000           3,841,207

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                       Amount            Value
-------------------------------------------------------------------------------               --------------      --------------
California (continued)
Fresno, Special Tax (Community Facilities District Number 3)
   (Palm Bluffs Corp. Center Project) 4.75%, 9/1/2005 (LOC; Rabobank
     Nederland)................................................................               $    1,500,000      $    1,523,145
Foothill, Eastern Transportation Corridor Agency, Toll Road Revenue
   Zero Coupon, 1/1/2007.......................................................                    2,000,000           1,604,780
Los Angeles City, Revenue:
   Harbor Department:
     5%, 8/1/2003..............................................................                    2,500,000           2,620,225
     6%, 8/1/2006..............................................................                    1,320,000           1,418,010
     6%, 8/1/2014..............................................................                    6,500,000           7,096,505
   Multi-Family (Earthquake Rehabilitation Projects) 5.65%, 12/1/2025
    (Insured; FNMA)............................................................                   10,000,000          10,507,700
   Mortgage, Refunding 5.75%, 7/1/2002 (Insured; MBIA).........................                      385,000             397,840
Los Angeles County Capital Asset Leasing Corporation, Leasehold Revenue,
  Refunding
   5.75%, 12/1/2004 (Insured; AMBAC)...........................................                    2,600,000           2,854,046
Los Angeles County Metropolitan Transportation Commission, Sales Tax Revenue,
  Refunding
   5.50%, 7/1/2007.............................................................                    3,350,000           3,607,850
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding
   5.75%, 7/1/2001 (Insured; FGIC).............................................                    1,250,000           1,314,288
Los Angeles Department of Water & Power, Electric Plant Revenue, Refunding
   5.70%, 9/1/2011 (Insured; FGIC).............................................                    3,500,000           3,807,160
Metropolitan Water District of Southern California, Waterworks Revenue
   5.125%, 7/1/2011............................................................                    4,000,000           4,222,760
Oakland, COP, Refunding (Oakland Museum) 6%, 4/1/2012 (Insured; AMBAC).........                    2,500,000           2,664,050
Oakland Redevelopment Agency, Refunding
   (Central District Redevelopment-Senior Tax Allocation)
     5.75%, 2/1/2004 (Insured; AMBAC)..........................................                    1,500,000           1,633,830
Orange County:
   COP, Refunding 5.70, 7/1/2010 (Insured; MBIA)...............................                    6,445,000           7,089,758
   Public Financing Authority, Waste Management Systems Revenue, Refunding
     5.25%, 12/1/2004 (Insured; AMBAC).........................................                    4,280,000           4,543,049
Orange, MFHR (Villa Santiago Rehab Project)
   5.60%, 10/1/2027 (Insured: FNMA)............................................                    1,455,000           1,522,847
Port Oakland, Revenue:
   Port 6.10%, 11/1/2003 (Insured; MBIA).......................................                    1,245,000           1,361,395
   Special Facilities (Mitsui O.S.K. Lines Ltd.)
     6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)...........................                    1,000,000           1,078,040
Sacramento Cogeneration Authority, Cogeneration Project Revenue, Refunding
   5.25%, 7/1/2012 (Insured; MBIA).............................................                    1,900,000           2,009,687
Sacramento County:
   Refunding (Sunrise/Cordova Reassement) 5.10%, 9/2/2007......................                    2,310,000           2,355,992
   Special Tax, Refunding (Community Facilities District Number 1):
     5.20%, 12/1/2007..........................................................                    1,115,000           1,145,205
     5.30%, 12/1/2008..........................................................                    1,225,000           1,264,481
     5.40%, 12/1/2009..........................................................                    1,230,000           1,271,328

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             March 31, 1999

                                                                                               Principal
Long-Term Municipal Investments (continued)                                                       Amount            Value
-------------------------------------------------------------------------------               --------------      --------------
California (continued)
San Francisco City and County Airports Commission, International Airport
  Revenue:
   6.20%, 5/1/2015 (Insured; FGIC).............................................               $    1,325,000      $    1,446,622
   (Special Facilities Lease--SFO Fuel) 5.25%, 1/1/2008 (Insured; AMBAC).......                    2,575,000           2,744,872
San Francisco City and County Redevelopment Agency, LR, Refunding
   (George R. Moscone) Zero Coupon, 7/1/2011...................................                    1,700,000             949,127
San Mateo County Joint Powers Financing Authority, LR (Capitol Projects):
   5%, 7/15/2013 (Insured; FSA)................................................                    1,180,000           1,214,349
   5%, 7/15/2014 (Insured; FSA)................................................                    1,000,000           1,022,530
Santa Ana Housing Authority, MFHR (City Garden Apartments) 5.35%, 12/1/2006....                    3,000,000           3,120,210
Southern California Rapid Transit District, Revenue
   (Special Benefit Assessment District) 5.75%, 9/1/2005 (Insured; AMBAC)......                    8,750,000           9,700,075
Stockton Health Facilities Authority, Revenue (Dameron Hospital):
   5%, 12/1/2005)..............................................................                    1,240,000           1,277,882
   5.10%, 12/1/2006............................................................                    1,305,000           1,351,444
   5.20%, 12/1/2007............................................................                    1,300,000           1,355,432
Tustin Union School District, Special Tax
   (Community Facilities District Number 88) 5%, 9/1/2012 (Insured; FSA).......                    2,300,000           2,382,110
Tri-City Hospital District, Revenue, Refunding 5.375%, 2/15/2007...............                    2,500,000           2,704,625

U.S. Related--6.9%
Commonwealth of Puerto Rico, Improvement Revenue, Refunding:
   5.375%, 7/1/2005............................................................                    3,000,000           3,214,800
   5.25%, 7/1/2014.............................................................                    2,000,000           2,097,480
Guam, LOR, Refunding, (Infrastructure Improvement) 5.25%, 11/1/2009 (Insured;
    AMBAC).....................................................................                    1,210,000           1,305,263
Puerto Rico Electric Power Authority, Power Revenue 5.50%, 7/1/2008............                    2,590,000           2,811,575
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities
   Financing Authority, Industrial Revenue (Guaynabo Warehouse) 4.35%,
    7/1/2006...................................................................                    1,170,000           1,151,362
Virgin Islands Public Finance Authority, Revenue, Refunding 5.50%, 10/1/2000...                    1,175,000           1,188,548
Virgin Island Water and Power Authority, Electric Systems, Refunding:
   5.125%, 7/1/2003............................................................                    1,140,000           1,185,976
   5.125%, 7/1/2011............................................................                    1,000,000           1,024,250
                                                                                                                   -------------
TOTAL INVESTMENTS (cost $188,495,358)..........................................                        98.2%        $198,777,750
                                                                                                      ------       -------------
                                                                                                      ------       -------------

CASH AND RECEIVABLES (NET).....................................................                         1.8%        $  3,657,945
                                                                                                      ------       -------------
                                                                                                      ------       -------------

NET ASSETS.....................................................................                       100.0%        $202,435,695
                                                                                                      ------       -------------
                                                                                                      ------       -------------

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC     American Municipal Bond Assurance Corporation   LOR     Limited Obligation Revenue
COP       Certificate of Participation                    LR      Lease Revenue
FGIC      Financial Guaranty Insurance Company            MBIA    Municipal Bond Investors Assurance
FNMA      Federal National Mortgage Association                     Insurance Corporation
FSA       Financial Security Assurance                    MFHR    Multi-Family Housing Revenue
LOC       Letter of Credit

Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------
Fitch     or     Moody's     or     Standard & Poor's     Percentage of Value
-----            -------            -----------------     -------------------
AAA              Aaa                AAA                          58.7%
AA               Aa                 AA                           14.4
A                A                  A                            14.1
BBB              Baa                BBB                           9.2
Not Rated (b)    Not Rated (b)      Not Rated (b)                 3.6
                                                                ------
                                                                100.0%
                                                                ------
                                                                ------
Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.

                       See notes to financial statements.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                              March 31, 1999

                                                                                      Cost                Value
                                                                                  ------------        -------------
ASSETS:            Investments in securities--See Statement of Investments.....   $188,495,358        $198,777,750
                   Interest receivable.........................................                          2,857,693
                   Receivable for investment securities sold...................                          2,032,248
                   Receivable for shares of Beneficial Interest subscribed.....                            268,877
                   Prepaid expenses............................................                             27,398
                                                                                                      ------------
                                                                                                       203,963,966
                                                                                                      ------------
LIABILITIES:       Due to The Dreyfus Corporation and affiliates...............                            137,782
                   Cash overdraft due to Custodian.............................                          1,310,516
                   Payable for shares of Beneficial Interest redeemed..........                             16,745
                   Accrued expenses and other liabilities......................                             63,228
                                                                                                      ------------
                                                                                                         1,528,271
                                                                                                      ------------
NET ASSETS.....................................................................                       $202,435,695
                                                                                                      ------------
                                                                                                      ------------

REPRESENTED BY:    Paid-in capital.............................................                       $195,015,018
                   Accumulated net realized gain (loss) on investments.........                         (2,861,715)
                   Accumulated net unrealized appreciation (depreciation)
                     on investments--Note 4....................................                         10,282,392
                                                                                                      ------------

NET ASSETS.....................................................................                       $202,435,695
                                                                                                      ------------
                                                                                                      ------------

SHARES OUTSTANDING
(unlimited number of $.001 par value share of Beneficial Interest authorized)..                         14,466,668

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                             $13.99
                                                                                                            ------
                                                                                                            ------

                       See notes to financial statements.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Operations Year Ended March 31, 1999

INVESTMENT INCOME

INCOME             Interest Income.............................................                                   $10,074,857

EXPENSES:          Management fee--Note 3(a)...................................               $  1,211,464
                   Shareholder servicing costs--Note 3(b)......................                    307,958
                   Trustees' fees and expenses--Note 3(c)......................                     33,976
                   Professional fees...........................................                     29,087
                   Custodian fees..............................................                     20,986
                   Prospectus and shareholders' reports........................                     14,294
                   Registration fees...........................................                     11,478
                   Loan commitment fees--Note 2................................                      1,192
                   Miscellaneous...............................................                     12,332
                                                                                              ------------
                     Total Expenses............................................                  1,642,767
                   Less--reduction in management fee due to
                     undertaking--Note 3(a)....................................                    (31,832)
                                                                                              ------------
                     Net Expenses..............................................                                     1,610,935
                                                                                                                  -----------
INVESTMENT INCOME--NET.........................................................                                     8,463,922

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments.....................               $  1,695,582
                   Net unrealized appreciation (depreciation) on investments...                    703,204
                                                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                     2,398,786
                                                                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                   $10,862,708
                                                                                                                  -----------
                                                                                                                  -----------

                       See notes to financial statements.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                     Year Ended           Year Ended
                                                                                   March 31, 1999       March 31, 1998
                                                                                   --------------       --------------
OPERATIONS:
   Investment income--net......................................................    $    8,463,922       $   8,927,053
   Net realized gain (loss) on investments.....................................         1,695,582           3,361,665
   Net unrealized appreciation (depreciation) on investments...................           703,204           5,118,680
                                                                                   --------------       -------------
     Net Increase (Decrease) in Net Assets Resulting from Operations...........        10,862,708          17,407,398
                                                                                   --------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................................................        (8,463,922)         (8,927,053)
   Net realized gain on investments............................................               ---             (14,719)
                                                                                   --------------       -------------
     Total Dividends...........................................................        (8,463,922)         (8,941,772)
                                                                                   --------------       -------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold...............................................        41,174,804          31,591,894
   Dividends reinvested........................................................         6,218,258           6,439,828
   Cost of shares redeemed.....................................................       (50,353,450)        (54,289,891)
                                                                                   --------------       -------------
     Increase (Decrease) in Net Assets from Beneficial Interest Transactions...        (2,960,388)        (16,258,169)
                                                                                   --------------       -------------

       Total Increase (Decrease) in Net Assets.................................          (561,602)         (7,792,543)

NET ASSETS:
   Beginning of Period.........................................................       202,997,297         210,789,840
                                                                                   --------------       -------------

   End of Period...............................................................    $  202,435,695       $ 202,997,297
                                                                                   --------------       -------------
                                                                                   --------------       -------------

                                                                                       Shares               Shares
                                                                                   --------------       -------------

CAPITAL SHARE TRANSACTIONS:
   Shares sold.................................................................         2,950,296           2,315,395
   Shares issued for dividends reinvested......................................           445,102             471,469
   Shares redeemed.............................................................        (3,612,791)         (3,987,561)
                                                                                   --------------       -------------
     Net Increase (Decrease) in Shares Outstanding.............................          (217,393)         (1,200,697)
                                                                                   --------------       -------------
                                                                                   --------------       -------------

                       See notes to financial statements.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                            Year Ended March 31,
                                                                      -------------------------------------------------------------
PER SHARE DATA:                                                        1999          1998          1997          1996        1995
                                                                      ------        ------        ------        ------      ------
   Net asset value, beginning of period.....................          $13.82        $13.27        $13.27        $13.02      $13.08
                                                                      ------        ------        ------        ------      ------
   Investment Operations:
   Investment income--net...................................             .58           .59           .60           .62         .66
   Net realized and unrealized gain (loss) on investments...             .17           .55            --           .25        (.06)
                                                                      ------        ------        ------        ------      ------
   Total from Investment Operations.........................             .75          1.14           .60           .87         .60
                                                                      ------        ------        ------        ------      ------
   Distributions:
   Dividends from investment income--net....................            (.58)         (.59)         (.60)         (.62)       (.66)
                                                                      ------        ------        ------        ------      ------
   Net asset value, end of period...........................          $13.99        $13.82        $13.27        $13.27      $13.02
                                                                      ------        ------        ------        ------      ------
                                                                      ------        ------        ------        ------      ------
TOTAL INVESTMENT RETURN.....................................            5.55%         8.77%         4.60%         6.75%       4.76%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..................             .80%          .79%          .78%          .65%        .32%
   Ratio of net investment income to average net assets.....            4.19%         4.35%         4.48%         4.66%       5.13%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager.....................             .02%          .01%          .04%          .14%        .47%
   Portfolio Turnover Rate..................................           26.29%        44.77%        35.79%        41.42%      17.28%
   Net Assets, end of period (000s Omitted)................         $202,436      $202,997      $210,790      $230,357    $239,948

                       See notes to financial statements.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus California Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Funds investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities.) Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $11,187 during the period ended March 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $2,863,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1999. If not applied, $2,142,000 of the carryover expires in fiscal 2004 and $721,000 expires in fiscal 2005.


NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on their pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of.60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1998 through March 31, 1999, to reduce the management fee paid by the Fund, to the extent that the Funds aggregate annual expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $31,832 during the period ended March 31, 1999.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Funds average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1999, the Fund was charged $187,936 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $78,104 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the Fund Exchange privilege. During the period ended March 31, 1999, redemption fees amounted to $204.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999 amounted to $52,465,086 and $58,811,074, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $10,282,392, consisting of $10,388,881 gross unrealized appreciation and $106,489 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus California Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus California Intermediate Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Intermediate Municipal Bond Fund at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                             /s/Ernst & Young L.L.P.

New York, New York
April 29, 1999

Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1999 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

Dreyfus California Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



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